Counterpoint Quantitative Equity ETF

CPAI

SUMMARY PROSPECTUS

November 22, 2023

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, at www.counterpointfunds.com. You can also get this information at no cost by calling 1-844-509-2775 or by sending an email request to OrderCPETFs@ultimusfundsolutions.com. The Fund’s statutory Prospectus and Statement of Additional Information dated November 22, 2023, are incorporated by reference into this Summary Prospectus.

Shares of the Fund are listed and traded on NYSE Arca, Inc. (the “Exchange”).

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	1.93%
Total Annual Fund Operating Expenses	2.58%
Fee Waiver and/or Expense Reimbursement(1)	1.83%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%
(1)	Counterpoint Funds, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the Fund, until at least May 1, 2025 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) of any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 0.75% of the Fund’s net assets. This fee waiver and expense reimbursement are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits in place at the time of recapture after recoupment is taken into account. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$77	$628

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Adviser actively manages the Fund’s portfolio by using a quantitative, model-based approach to security selection. Under normal market circumstances, the Fund invests at least 80% of its assets (plus the amount of borrowings, if any) in common stocks and American Depositary Receipts (“ADRs”). The Fund holds at least 50 U.S. listed stocks or American Depository Receipts (“ADRs”). The stocks selected are of companies of any market capitalization and are among the highest-ranking stocks as determined by quantitative models.

The quantitative models use machine learning technology to rank stocks of companies of U.S. domiciled companies and ADRs of any market capitalization. Machine learning is a type of artificial intelligence (“A.I.”) that finds relationships between variables and outcomes, and uncovers interactions between multiple variables. The Fund’s models use more than 30 variables as inputs. These variables revolve around themes of value, long-term reversal, momentum of the stock price, company profitability, investor sentiment toward the company, and stock price stability.

To improve a model, the Adviser may backtest different combinations of variables to determine what would have improved the accuracy of the model’s predictions. If the Adviser’s research indicates that a specific combination of variables would have improved the accuracy of the model’s predictions, then the Adviser will use that combination of variables going forward if supported by economic reasons and/or investor behavioral biases.

The models use these variables and identify generalized relationships between historic realized stock returns and the values of those variables. The learned relationship between the input variables and the realized historic returns is updated between portfolio rebalances, allowing the models to adjust to changing market conditions. The models rank the stocks based on their expected future performance. At least every quarter, the Adviser rebalances the portfolio based on the stocks’ current rankings. The Adviser adjusts the output from the model to limit the maximum exposure to any one sector to 35% or less of the Fund’s net assets. The Fund will not invest more than 25% of its net assets in any one industry or group of industries within a sector.

Principal Investment Risks: The following describes the risks of investing in the Fund. As with all funds, there is a risk that you could lose money through your investment in the Fund and there is no guarantee that the Fund will achieve its goal. Many factors affect the Fund’s net asset value (“NAV”) and performance.

Active Management Risk: The Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to the Index, or not to achieve its investment goal.

Early Close/Trading Halt Risk: An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund causes the net asset value (“NAV”) of the Fund to fluctuate.

o	Common Stock Risks: Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer.
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ETF Structure Risks: The Fund is structured as an ETF and is subject to the special risks, including:

  Not Individually Redeemable: Shares of the Fund (“Shares”) are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Aps on an agency basis (i.e., on behalf of other market participants).
  Trading Issues: An active trading market for the Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.
  Market Price Variance Risk: The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount or a premium to NAV. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

Large Capitalization Companies Risk: Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Limited History of Operations Risk: The Fund is a new fund with limited history of operations for investors to evaluate.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Model Risk: Like any quantitative analysis, the Adviser’s investment model carries a risk that the model used might be based on one or more incorrect assumptions, including as a result of the Adviser’s incorrect assumptions and assessment with respect to the quality and/or relevance of the inputs and relationship between inputs. The possibility of an inaccurate or incorrect assessment of machine learning data can negatively impact the effectiveness of the model. Rapidly changing and unforeseen market dynamics could lead to a decrease in the short-term effectiveness of the model and could have an adverse effect on the securities selected for the Fund. No assurance can be given that the Fund will be successful under all or any market conditions.

Sector Exposure Risk: The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

Small and Medium Capitalization Companies Risk: The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

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Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information is available at no cost by visiting www.counterpointfunds.com or by calling 844-509-2775.

Investment Adviser: Counterpoint Funds, LLC.

Portfolio Managers: Each of Joseph Engelberg, Ph.D., Chief Research Officer of the Adviser, and Michael Krause, CFA, co-founder of the Adviser, has served the Fund as a Portfolio Manager since it commenced operations.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the second market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-ask spreads is available at www.counterpointfunds.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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